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                                                                   EXHIBIT 10.11


                       SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Agreement") is made and entered into as of December 13, 1999 by and between SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, and BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation ("Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, MI 48009.

                                    RECITALS:

     A. Borrower and Lender have entered into that certain Loan Agreement dated March 1, 1998 and a First Amendment to Loan Agreement dated as of June 11, 1999 (collectively the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

              "1. LOAN. Lender will make the following Loan to Borrower:

              Type of Loan        Interest Rate            Note Amount        Maturity
              ------------        -------------            -----------        --------
              Line of Credit      235 basis points         $50,000,000        Demand
                                  over LIBOR


              The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."

     2. Section 2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 2:

              "2. LINE OF CREDIT DEMAND LOAN. Provided that no Event of Default exists and no Event of Default will be caused by any draw under the Loan, Lender agrees to loan to Borrower, from time to time, up to the aggregate principal amount of $50,000,000 (the "Line of Credit Loan"), in increments at the discretion of Lender. Lender's obligation to make any advance to Borrower under the Loan and the Note shall automatically suspend upon any earlier occurrence of an Event of Default unless and until waived by Lender in writing. Lender may, in its sole discretion, refuse to make advances or readvances for any reason whatsoever."

     3. Section 8.E. of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 8.E.:

              "E. "Note" shall mean that certain $50,000,000 demand promissory note from Borrower to Lender, in the form attached hereto as Exhibit A."


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     4. A new Section 9 of the Loan Agreement is hereby added as follows:

              "9. The Note shall be collateralized by a lien on all assets of Borrower, together with a pledge of all stock and membership interests held by Borrower."


     5. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

     6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan Agreement as of the date first written above.


                                 BORROWER:

                                 BINGHAM FINANCIAL SERVICES
                                 CORPORATION, a Michigan corporation

                                 By: /s/ Ronald A. Klein
                                    -------------------------------------------

                                 Its: President and Chief Executive Officer
                                     ------------------------------------------


                                 LENDER:

                                 SUN COMMUNITIES OPERATING LIMITED
                                 PARTNERSHIP, a Michigan limited partnership


                                 By:  Sun Communities, Inc., a Maryland
                                          corporation
                                 Its:     General Partner


                                 By:  /s/ Gary  A. Shiffman
                                    -------------------------------------------

                                 Its: /s/ President and Chief Executive Officer
                                     ------------------------------------------




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                                    EXHIBIT A


                                  See Attached



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